SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report - September 15, 2001

TOWER BANCORP, INC.
(Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573	      25-1445946
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania	    17225
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (717) 597-2137



	N/A
(Former name or former address, if changed since last report)






















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Item 1.	Changes in Control of Registrant.

	Not Applicable.

Item 2.	Acquisition or Disposition of Assets.

	Not Applicable.

Item 3.	Bankruptcy or Receivership.

	Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant.

	Not Applicable.

Item 5.	Other Events.

On September 25, 2001, Tower Bancorp, Inc. issued a news release announcing a plan to purchase, in open market and privately negotiated transactions, up to 85,000 shares of its outstanding common stock. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 6.	Resignations of Registrant's Directors.

	Not Applicable.

Item 7.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibit:

99	News Release, dated September 25, 2001, of
Tower Bancorp, Inc.

Item 8.	Change in Fiscal Year.

	Not Applicable.

Item 9.	Regulation FD Disclosure.

	Not Applicable.







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	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				TOWER BANCORP, INC.
				(Registrant)


Dated:  September 25, 2001	/s/ Jeff B. Shank
				Jeff B. Shank, President and
Chief Executive Officer
(Principal Executive Officer)






































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EXHIBIT INDEX


                                               Page Number
                                               In Manually
Exhibit					Signed Original

99	News Release, dated September 25, 2001,
of Tower Bancorp, Inc.                     5












































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								Exhibit 99

FOR IMMEDIATE RELEASE			FOR FURTHER INFORMATION:
Julie Tarquino
Marketing Manager
(717) 597-2137

TOWER BANCORP INC COMMON STOCK
REPURCHASE PROGRAM INITIATED


GREENCASTLE, PA September 25, 2001 - The Board of Directors of Tower Bancorp Inc., is pleased to announce the approval of a plan to purchase, in open market and privately negotiated transactions, up to 85,000 shares of its outstanding common stock. In announcing the plan, Jeff B. Shank, president and CEO of Tower Bancorp, Inc. stated that the Board of Directors believes the opportunity to purchase Tower Bancorp, Inc.'s common stock represents an attractive opportunity for the Corporation and its shareholders. The purchases are expected to be funded by using available excess capital.

Tower Bancorp, Inc. presently operates seven (7) banking locations in south central Pennsylvania.

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in Tower's filings with the Securities and Exchange Commission.
###


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